AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

Supplement Dated January 1, 2019 to the current prospectuses for:

•	Incentive Life Optimizer® III
•	Incentive Life Legacy® III

For use in California only

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The “State policy availability and/or variations of certain features and benefits” appendix to the Prospectus describes certain variations from the standard Long-Term Care ServicesSM Rider that are specific to the form of the rider sold in some states. This Supplement updates the “State policy availability and/or variations of certain features and benefits” appendix by replacing the California section of the appendix in its entirety with the following:

State	Features and benefits	Availability or variation
California	Long Term Care ServicesSM Rider	In California, we refer to this rider as the “Comprehensive Long-Term Care Rider” (Rider Form No. R12-10CA).

See “Long Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”

The following information replaces the first two sentences of the third paragraph of this section in their entirety:

Benefits are payable once we receive: (1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual; (2) a plan of care prescribed by a licensed health care practitioner or a multidisciplinary team under medical direction which describes the insured person’s needs and specifies the type and frequency of qualified long-term care services required by the insured person; (3) proof that the “elimination period,” as discussed below, has been satisfied; and 4) written notice of claim and proof of loss in a form satisfactory to us. In order to continue monthly benefit payments, we require recertification by a U.S. licensed health care practitioner every twelve months from the date of the initial or subsequent certification that the insured person is still a chronically ill individual receiving qualified long-term care services in accordance with a plan of care. With respect to both the certification and annual recertification requirements described above, you have the option to request that we employ, at our expense, an independent U.S. licensed health care practitioner to conduct the assessment and provide the necessary certifications.

EVM-01-19 (1.19)		Cat. # 159001 (1.19)
NB		#650853
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State	Features and benefits	Availability or variation
Nonforfeiture Benefit

The first two paragraphs of the “Nonforfeiture Benefit” subsection are replaced in their entirety with the following:

For a higher monthly charge, you can elect the Comprehensive Long-Term Care Rider with the Nonforfeiture Benefit. The Nonforfeiture Benefit may continue coverage under the rider in a reduced benefit amount in situations where (a) the Comprehensive Long-Term Care Rider would otherwise terminate; (b) you have not already received benefits (including any loan repayments) that equal or exceed the total charges deducted for the rider; and (c) your policy and Comprehensive Long-Term Care Rider were inforce for at least four policy years.

While the Nonforfeiture Benefit is in effect, all of the provisions of the Comprehensive Long-Term Care Rider remain applicable to you. The maximum total Nonforfeiture Benefit will be the greater of:

(a) Three month’s maximum monthly benefit and

(b)   The sum of all charges deducted for the Comprehensive Long-Term Care Rider (with the Nonforfeiture Benefit). This amount excludes any charges that may have previously been waived while rider benefits were being paid.

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

1290 Avenue of the Americas

New York, NY 10104

Copyright 2019 AXA Equitable Life Insurance Company and MONY Life Insurance Company of America. All rights reserved.

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